UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2005

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Consol Plaza 1800 Washington Road Pittsburgh, Pennsylvania	15241
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:

(412) 831-4000

Not applicable

(Former name or former address, if changed since last report)

CONSOL Energy Inc. hereby files Amendment No. 1 to its current report on Form 8-K, filed with the Securities and Exchange Commission on October 24, 2005.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Form 8-K/A of CONSOL Energy Inc. (the “Company”) is to amend and supplement the disclosure contained in Item 5.02 of the Form 8-K filed by the Company on October 24, 2005. Except as set forth herein, no other changes are being made to the information set forth in the Form 8-K filed on October 24, 2005 and this Form 8-K/A does not reflect events occurring after the filing of the original Form 8-K, or modify or update those disclosures, including the exhibits to the original Form 8-K affected by subsequent events. Accordingly, this Form 8-K/A should be read in conjunction with the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the original Form 8-K, including any amendments to those filings.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) There were no arrangements or understandings between Mr. David C. Hardesty, Jr. and any other person pursuant to his election as a director of the Company. The Company is disclosing the following which occurred since the beginning of the Company’s last fiscal year, or are currently proposed in connection with Mr. Hardesty’s election as a director.

In 2004, the Company made a five-year pledge of a total of $200,000 to the West Virginia University Foundation Incorporated (the “Foundation”), a legally separate fundraising entity associated with West Virginia University (the “University”), as part of a capital campaign to benefit the University’s College of Engineering and Mining Resources. The Company also occasionally makes cash gifts to the University. The aggregate of cash gifts made by the Company to the Foundation and the University for 2004 and currently anticipated for 2005 is approximately $103,000. In 2005 the Company also donated its Dolls Run facility, located in Monongalia County, West Virginia and valued at $423,000, to the Foundation for use as a coal mine training and placement center. Apart from gifts, the Company has in arms length transactions paid the University and its related entities for conferences, technical training and classes for employees, as well as acquired football and basketball tickets and made payments with respect to other minor items. The aggregate of these other payments during 2004 and currently anticipated for 2005 is approximately $144,000. The Company may also decide from time to time during the remainder of 2005 and in subsequent years make additional contributions of cash or property not included in the foregoing and/or to enter into additional transactions with the University. The foregoing matters did not relate to or influence the Company’s decision to request that Mr. Hardesty join the Company’s board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ P. Jerome Richey
P. Jerome Richey Vice President, General Counsel and Secretary

Dated: November 15, 2005